UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2016

Ciena Corporation (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

001-36250	23-2725311
(Commission File Number)	(IRS Employer Identification No.)

7035 Ridge Road, Hanover, MD	21076
(Address of Principal Executive Offices)	(Zip Code)

(410) 694-5700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

On January 19, 2016, Ciena Corporation ("Ciena") issued a press release announcing that a wholly-owned subsidiary of Ciena had entered into a definitive agreement with TeraXion Inc. to acquire certain of its high-speed photonics components (HSPC) assets. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibit is being filed herewith:

	Exhibit Number	Description of Document

	Exhibit 99.1	Text of Press Release dated January 19, 2016, issued by Ciena Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: January 20, 2016	By:	/S/ David M. Rothenstein
David M. Rothenstein
Senior Vice President, General Counsel and Secretary